As filed with the Securities and Exchange Commission on March 12, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6194

The Chaconia Income & Growth Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2006

Date of reporting period: December 31, 2006

Item 1. Report to Stockholders.

CHACONIA INCOME & GROWTH FUND, INC.
Letter to Shareholders

Dear Shareholders:

The Chaconia Income and Growth Fund gained 8.0% in 2006 as both the equity and fixed income market returns produced solid returns in the third and fourth quarter to overcome lackluster results from the first half of the year. The return of the blended S&P 500 Index and Lehman Government Credit Bond Index for 2006 period was 12.2%. Concerns that weighed in on the U.S. markets earlier in the year - inflation, rising interest rates, housing slump and political instability - were overshadowed by solid earnings growth, healthy consumer spending and robust mergers and acquisitions activity. Layer in a strong labor market with continued low unemployment rates well below 5% and record amounts of funds available for investments and the gains witnessed in the market

2006 U.S. Equity Market Review

The equity markets ended 2006 the same way they began…with very healthy results. Despite some mid-year volatility, 3 of the 4 quarters in 2006 generated positive returns. The equity markets got off to a strong start in 2006 with the broad indices reacting favorably to robust economic data that suggested the economy was shaking off the effects of the prior year’s hurricanes and surging energy prices. Following the first quarter’s euphoric gains, the second quarter was marked by a significant pullback. During the second quarter, the Federal Reserve raised short term rates for the 17th straight time to 5.25% and the markets remained skeptical that the economy could continue to grow. However, in the third quarter, the markets rebounded as investors became comfortable that the Federal Reserve was successfully balancing inflation with economic growth. Energy prices also fell, benefiting both businesses and consumers heading into the holiday shopping season. In the final quarter of 2006, the equity markets regained the torrid pace seen in the first quarter of the year as many economic indicators continued to be largely positive. Strong employment figures, healthy consumer spending, robust corporate profit growth, and a frenzy of mergers & acquisitions drove the equity markets higher, including a new record high for the Dow Jones Industrial Average.

Despite concern that the housing slowdown would derail the economy, the economy instead grew at a healthy, albeit moderating, clip of 2.0% in the 3rd quarter, with similar expectations for the fourth quarter of 2006. Housing trends appear to be improving, as new home sales have increased in three of the last four months and have rebounded from summer lows. And although inflation remains above the Federal Reserve’s comfort level, the trend is encouraging. U.S. consumer prices were flat from October to November and up just 2.0% year over year, as food and energy prices fell. Moderating inflation will likely keep pressure off the Federal Reserve to further increase interest rates. During its last meeting in December, the Federal Reserve decided to hold the federal-funds rate at 5.25% for a fourth consecutive time following several years of increases intended to keep the economy from overheating and fanning inflation. The pause has largely been interpreted as the Fed’s judgment that the economy will expand modestly going forward and inflation pressures will likely moderate over time.

Relative underweight positions in energy and materials detracted from performance over the quarter. Corning, a technology company that manufactures liquid crystal display (LCD) and fiber optic products, was a laggard for the quarter and year and declined in part due to short-term pricing and inventory concerns. However, Corning is a leader in LCD technology, and secular trends favor the continued proliferation of flat panel devices that will drive demand for its products. A number of holdings across the portfolio performed well. Merrill Lynch, a global investment bank and brokerage firm, reported stronger-than-expected investment banking revenue, resulting from its leading market share in the record-setting mergers and acquisitions activity of 2006. The market rewarded Merrill Lynch’s stock with a 19% gain in the quarter and almost 40% return over the year. Walt Disney, a world-wide entertainment company, also performed well. Shares rose 11% on strong third quarter earnings as initiatives to improve both film and television content paid off in increased ticket sales and higher advertising rates. Disney was also up more than 44% for the year.

2006 U.S. Fixed Income Market Review

As the year began, the question du jour for the bond market was when the Fed would end their tightening campaign. On June 28th the Fed answered with their first pause in two years after raising their target rate by 400 basis points from June ’04 to June ’06. Remarkably as we conclude 2006, the 10 year U.S. Treasury which yielded 4.58% when the Fed began tightening stands a whopping 11 basis points higher at 4.69% today! However, to end the discussion on rates without mentioning the shape of the yield curve would be a bit misleading as the curve now stands nearly 390 basis points flatter/inverted from the Fed Funds target rate through the 10-year Treasury.

During this period of curve flattening, the spread sectors hummed along thanks to a healthy economy and lack of volatility. As a result, every sector posted excess returns relative to similar duration Treasuries for the quarter and year. Commercial mortgage backed securities (CMBS) led the sectors with an excess return (return above that of U.S. Treasuries with similar interest rate sensitivities) of 137 basis points for the year. Not far behind were corporate bonds (126bps) and mortgages (122bps). Even with the housing and auto sectors dampening growth during the second half of 2006, the economy is still expected to have grown more than three percent for the year. Meanwhile, inflation looks to be contained. Whether or not the Fed lowers their target rate next year (and some Wall Street folks think they will), the economy appears to be in a reasonably healthy state heading into 2007.

Despite this optimistic outlook, risks still lurk, especially given how low risk premiums have fallen for all fixed income sectors and most notably in the lower quality sectors. However, our Fund’s overweight in Full Faith and Credit U.S. Government Issues, secured corporate bonds and asset-backed securities remains an integral component of our time-tested investment process. Our focus and overweight in high quality sectors and continued underweight of Treasuries proved particularly beneficial in a quarter and year when spread sectors reigned supreme. Going forward, the Fund’s emphasis on yield and relative value for it fixed income securities will prove beneficial regardless of the economic climate during 2007.

Outlook For 2007

The primary question facing the U.S. markets is whether the economy can continue to grow in the face of higher interest rates, volatile energy prices and a sluggish housing market. Investors also wonder when the Federal Reserve Board end its tightening cycle and have they gone too far in raising rates. The Chaconia Income and Growth Fund is well positioned to benefit from an environment of continued solid economic fundamentals and corporate growth. Equity and debt securities of companies that have demonstrated the ability to both consistently perform and deliver value to their customers should continue to reward prudent investors. We maintain our focus in selecting such securities for the Chaconia Income and Growth Fund. We will continue to employ our investment philosophy as we work hard to deliver for our shareholders.

Sincerely,

/s/Michael Alexander
Michael Alexander
President

December 31, 2006

The performance data included above represents past performance and is no guarantee of future results.  The investment return and principal value of your investment in the Chaconia Income & Growth Fund will fluctuate so that your shares, when redeemed, may be worth more or less that their original cost.

CHACONIA INCOME & GROWTH FUND, INC.
(Unaudited)

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 12/31/96.  RETURNS SHOWN INLCUDE THE REINVESTMENT OF ALL DIVIDENDS.  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.  THIS CHART AND THE TABLE BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.
LEHMAN GOVERNMENT CREDIT INDEX - The Lehman Brothers Government/Credit Index tracks the performance of US dollar-denominated, domestic, investment grade debt.  The issues included in the index are obligations of the US Government, its agencies or corporations.  Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.
BLENDED INDEX - Represents an index which consists of a 70 / 30% weighting between the S&P 500 and the Lehman US Govt/Credit index.

Average Annual Total Return

Year Ended December 31, 2006	Five Years Ended December 31, 2006	Ten Years Ended December 31, 2006

7.99%	4.40%	3.53%
15.80%	6.19%	8.42%
3.78%	5.17%	6.26%
12.19%	5.88%	7.77%

CHACONIA INCOME & GROWTH FUND, INC.
Additional Information on Fund Expenses
For the Six Months Ended December 31, 2006
(Unaudited)

As a shareholder of the a mutual fund, you incur two types of costs: (1) transaction costs, no sales load for this fund; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/06 - 12/31/06).

Actual Expenses
The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the value of shares redeemed if you redeem your shares in the Fund 30 days after the date of purchase. To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principals. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ""Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as , redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended December 31, 2006

	Beginning Value 07/01/06	Ending Value 12/31/06	Expenses Paid During the Period 07/01/06 - 12/31/06*
Actual	$1,000.00	$1087.80	$18.42

Hypothetical (5% annual return before expenses)	$1,000.00	$1,007.56	$17.71

❖	Expenses are equal to the Fund’s annualized expense ratio of 3.50% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

CHACONIA INCOME & GROWTH FUND, INC.
Asset Breakdown
(as a % of investments)

CHACONIA INCOME & GROWTH FUND, INC.
Schedule of Investments
December 31, 2006

Number of Shares		Market Value
	COMMON STOCKS - 74.0%
	Aerospace & Defense - 4.6%
4,200	The Boeing Company	$373,128
6,300	General Dynamics Corporation	468,405
		841,533
	Basic Materials - 1.4%
6,300	The Dow Chemical Company	251,622
	Capital Goods - 2.6%
13,100	General Electric Company	487,451
	Consumer Discretionary - 7.4%
8,800	Darden Restaurants, Inc.	353,496
3,700	Target Corporation	211,085
7,300	The TJX Companies, Inc.	208,196
8,700	The Walt Disney Company	298,149
5,100	Yum! Brands, Inc.	299,880
		1,370,806
	Data Processing - 1.4%
5,200	Automatic Data Processing, Inc.	256,100
	Financial Services - 19.9%
4,900	Bank of America Corporation	261,611
7,300	Citigroup, Inc.	406,610
7,298	Countrywide Financial Corporation	309,800
4,900	Fannie Mae	291,011
3,300	Freddie Mac	224,070
2,800	The Goldman Sachs Group, Inc.	558,180
8,200	JPMorgan Chase & Co.	396,060
3,900	Lehman Brothers Holdings, Inc.	304,668
6,800	Merrill Lynch & Co., Inc.	633,080
3,508	Morgan Stanley	285,657
		3,670,747
	Health Care - 9.4%
5,300	Beckman Coulter, Inc.	316,940
18,100	Boston Scientific Corp. *	310,958
4,400	Express Scripts, Inc. *	315,040
6,400	Pfizer Inc.	165,760
6,400	United Health Group, Incorporated	343,872
3,600	Wellpoint Inc. *	283,284
		1,735,854
	Insurance - 5.3%
5,300	Aflac Incorporated	243,800
3,800	American International Group, Inc.	272,308
5,000	Loews Corporation	207,350
10,400	The Progressive Corporation	251,888
		975,346
	Integrated Oils - 5.8%
5,100	Apache Corporation	339,201
7,000	Devon Energy Corporation	469,560
5,500	Occidental Petroleum Corporation	268,565
		1,077,326
	Multi-Utilities - 2.6%
6,200	Duke Energy Corporation	205,902
7,400	Southern Corporation	272,764
		478,666

	Semiconductors - 2.7%
19,700	Intel Corporation	398,925
2,700	International Rectifier Corporation *	104,031
		502,956
	Software - 1.1%
5,200	Autodesk, Inc. *	210,392
	Technology - 3.5%
17,700	Corning Incorporated *	331,167
8,300	Flextronics International Ltd. *(f)	95,284
2,200	International Business Machines Corporation (IBM)	213,730
		640,181
	Telecommunications - 5.0%
9,900	American Tower Corporation - Class A *	369,072
23,800	Avaya, Inc. *	332,724
10,800	Motorola, Inc.	222,048
		923,844
	Transportation - 1.3%
2,500	Union Pacific Corporation	230,050
	TOTAL COMMON STOCKS (Cost $10,347,758)	$13,652,874

	MUTUAL FUNDS - 3.3%
237,123	Trinidad & Tobago Unit Trust Corporation First Unit Scheme *(f)(a)	$610,829
	TOTAL MUTAL FUNDS (Cost $429,530)

The accompanying notes are an integral part of these financial statements.

CHACONIA INCOME & GROWTH FUND, INC.
Schedule of Investments (continued)
December 31, 2006

Principal
Amount		Value
	ASSET BACKED SECURITIES - 1.7%
	Comed Transitional Funding Trust
$22,325	Series 1998-1, Class A6,	22,352
	5.63%, 06/25/2009
	Connecticut RRB Special Purpose Trust CL&P
90,000	Series 2001-1, Class A5, 6.21%, 12/30/2011	92,857
	CPL Transition Funding LLC
100,000	Series 2002-1, Class A5, 6.25%, 01/15/2017	107,217
	West Pennsylvania Funding
79,587	Series 1999-A, 6.98%, 12/25/2008	80,638
	TOTAL ASSET BACKED SECURITIES (Cost $315,835)	$303,064

	CORPORATE BONDS - 3.2%

	Financial Services - 0.6%
	Residential Capital Corp.
100,000	6.375%, 06/30/2010	101,242

	Transportation - 2.6%
	The Burlington Northern and Santa Fe Railway Company,
109,505	5.943%, 01/15/2022	112,826
	Continental Airlines Inc. Pass Thru Certificates
74,568	Series 2000-2, 7.707%, 04/02/2021	80,952
	FedEx Corporation,
90,000	1993-A, 8.760%, 05/22/2015	100,248
	Norfolk Southern Corp.
100,000	5.257%, 09/17/2014	99,250
	Union Pacific Corporation
97,817	2003-1, 4.698%, 01/02/2024	93,305
		486,581
	TOTAL CORPORATE BONDS (Cost $587,911)	$587,823

	MORTGAGE BACKED SECURITIES - 5.9%
	Federal National Mortgage Association (FNMA)
93,904	5.50%, 04/01/2036	92,861
97,263	6.00%, 05/01/2036	97,952
		190,813
	Government National Mortgage Association
	(GNMA) Real Estate Mortgage Investment
	Conduit Pass-Thru Certificates
92,334	5.50%, 01/20/2035	91,710
94,171	5.00%, 11/20/2035	91,242
131,053	Series 2002-83, Class A, 3.313%, 04/16/2017	128,607
105,681	Series 2004-78, Class A, 3.590%, 11/16/2017	102,982
90,624	Series 2005-2, Class B, 4.116%, 03/16/2019	88,700
120,094	Series 2003-48, Class AB, 2.866%, 02/16/2020	116,587
25,484	Series 2001-12, Class B, 6.207%, 06/16/2021	25,711
32,165	Series 2003-43, Class A, 2.709%, 07/16/2021	31,471
89,900	Series 2004-25, Class AC, 3.377%, 01/16/2023	86,905
69,266	Series 2005-14, Class A, 4.130%, 02/16/2027	68,013
75,739	Series 2003-72, Class B, 4.356%, 02/16/2030	74,082
		906,010
	TOTAL MORTGAGE BACKED SECURITIES (Cost $1,101,468)	$1,096,823

The accompanying notes are an integral part of these financial statements.

CHACONIA INCOME & GROWTH FUND, INC.
Schedule of Investments (continued)
December 31, 2006

		U.S. GOVERNMENT AGENCY ISSUES - 11.9%
		AID - ISRAEL,
	200,000	5.50%, 09/18/2023	208,607
	200,000	5.50%, 12/04/2023	208,683
			417,290
		Amethyst,
	158,343	4.62%, 04/15/2016	154,775
		Federal National Mortgage Association (FNMA)
	200,000	3.375%, 12/15/2008	193,987
	200,000	4.625%, 10/15/2013	196,222
			390,209
		Federal Home Loan Mortgage Corporation (FHLMC)
	200,000	3.625%, 09/15/2008	195,460

		Rowan Companies
	138,000	5.88%, 03/15/2012	140,096
		Small Business Administration (SBA)
		Participation Certificates:
	106,244	Series 2004-10C, Class 1, 4.23%, 05/01/2014	103,610
	215,907	Series 2002-20H, Class 1, 5.31%, 08/01/2022	217,302
	79,494	Series 2003-20J, Class 1, 4.92%, 10/01/2023	78,509
	328,534	Series 2004-20E, Class 1, 5.18%, 05/01/2024	328,538
	167,515	Series 2004-20F, Class 1, 5.52%, 06/01/2024	169,950
			897,909
		TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $2,206,714)	$2,195,739

		SHORT TERM INVESTMENTS - 1.3%
		MONEY MARKET FUNDS - 1.3%
	238,767	First American Treasury Obligations Fund
		- Class Y	238,767
		TOTAL SHORT TERM INVESTMENTS (Cost $238,767)	$238,767
		Total Investments (Cost $15,227,983) - 101.3%	$18,685,919
		Liabilities in Excess of Other Assets - (1.3)%	-231,043
		TOTAL NET ASSETS - 100.0%	$18,454,876

*	Non Income Producing.
(a)	Affiliate issuer.
(f)	Foreign security.

The accompanying notes are an integral part of these financial statements.

CHACONIA INCOME & GROWTH FUND, INC.
Statement of Assets and Liabilities
December 31, 2006
ASSETS:
	Investments, at value
	Non-affiliates (cost $14,798,453)	$18,075,090
	Affiliates (cost $429,530)	610,829
	Interest receivable	44,112
	Dividends receivable	13,318
	Receivable from Fund shares sold	6,647
	Other assets	9,087
	Total assets	18,759,083

LIABILITIES:
	Accrued distribution fees	54,197
	Accrued service fees	55,657
	Payable to Transfer Agent	36,789
	Payable to Adviser	28,058
	Payable for Fund shares redeemed	9,472
	Other accrued expenses	120,034
	Total liabilities	304,207
NET ASSETS		$18,454,876

NET ASSETS CONSIST OF:
	Capital stock ($0.01 par value)
	and paid in capital	$21,694,494
	Accumulated net realized
	loss on investments	(6,697,554)
	Net unrealized appreciation on investments	3,457,936
	Total net assets	$18,454,876

Shares outstanding (8,000,000 shares authorized)		1,552,618

Net asset value, redemption price
	and offering price per share	$11.89

The accompanying notes are an integral part of these financial statements.

CHACONIA INCOME & GROWTH FUND, INC.
Statement of Operations
For the Year Ended December 31, 2006
INVESTMENT INCOME:
Interest income	$230,965
Dividend income
Non-affiliates	194,907
Affiliates	46,311
Total investment income	472,183

EXPENSES:
Advisory fees	118,411
Distribution fees	93,411
Service fees	46,706
Shareholder servicing and accounting costs	131,857
Professional fees	140,988
Directors fees and expenses	31,805
Administration fees	46,874
Custody fees	7,710
Federal and state registration fees	6,301
Other	29,901
Total expenses	653,964

(181,781)
NET INVESTMENT LOSS

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments
Non-affiliates	1,936,956
Affiliates	190,933
Net change in unrealized appreciation
/depreciation on investments	(527,574)
Net realized and unrealized gain
on investments	1,600,315

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$1,418,534

The accompanying notes are an integral part of these financial statements.

CHACONIA INCOME & GROWTH FUND, INC.
Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

OPERATIONS:
Net investment loss	$(181,781)	$(141,413)
Net realized gain on investments	2,127,890	1,528,825
Net change in unrealized appreciation
/depreciation on investments	(527,574)	(296,129)
Net increase in net assets
from operations	1,418,534	1,091,283

DISTRIBUTIONS TO SHAREHOLDERS
FROM NET INVESTMENT INCOME:	—	(97,175)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	840,626	647,555
Reinvestment of dividends	—	68,422
Payment for shares redeemed	(3,220,495)	(4,509,076)
Redemption Fees	186	0
Net decrease in net assets from
capital share transactions	(2,379,683)	(3,793,099)

TOTAL DECREASE IN NET ASSETS	(961,149)	(2,798,991)

NET ASSETS:
Beginning of year	19,416,025	22,215,016
End of year	$18,454,876	$19,416,025

CHANGES IN SHARES OUTSTANDING:
Shares sold	76,215	60,428
Shares issued to holders in
reinvestment of dividends	—	6,215
Shares redeemed	(287,406)	(424,961)
Net decrease	(211,191)	(358,318)
Beginning Shares	1,763,809	2,122,127
Ending Shares	1,552,618	1,763,809

The accompanying notes are an integral part of these financial statements.

CHACONIA INCOME & GROWTH FUND, INC.
Financial Highlights

	Year Ended December 31,
	2006	2005	2004		2003	2002

Per Share Data (for a share outstanding throughout the year):

Net asset value,
beginning of year	$11.01	$10.47	$9.80		$8.02	$9.75

Income from investment operations:
Net investment income (loss)(1)	(0.04)	(0.12)	(0.06)		(0.10)	0.03
Net realized and unrealized
gain (loss) on investments	0.92	0.72	0.73		1.92	(1.70)
Total from investment operations	0.88	0.60	0.67		1.82	(1.67)

Less distributions:
Total distributions	0.00	(0.06)	(0.00	)(2)	(0.04)	(0.06)

Net asset value, end of year	$11.89	$11.01	$10.47		$9.80	$8.02

Total return	7.99%	5.69%	6.88%		22.71%	(17.15)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$18,455	$19,416	$22,215		$22,799	$20,637

Ratio of expenses to average net assets	3.50%	3.10%	3.16%		3.93%	3.40%

Ratio of net investment income to average net assets	(0.97)%	(0.69)%	(0.44)%		(0.98)%	0.36%

Portfolio turnover rate	26.09%	26.43%	21.25%		13.70%	16.36%

(1)	Net investment income (loss) per share is calculated using the ending balance of undistributed net investment income (loss) prior to consideration of adjustments for permanent book and tax differences.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

CHACONIA INCOME & GROWTH FUND, INC.
Notes to the Financial Statements
December 31, 2006

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Chaconia Income & Growth Fund, Inc. (the “Fund”) is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a)
Investment Valuation - Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded. Exchange-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard No. 157, “Fair Value Measurement”.  SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with GAGP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact of adoption of SFAS No. 157 on its financial management.

b)
Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c)
Distributions to Shareholders - Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d)
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

e)
Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f)
Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

CHACONIA INCOME & GROWTH FUND, INC.
Notes to the Financial Statements (continued)
December 31, 2006

g)
Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the effective interest method.

2.	INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended December 31, 2006 were as follows:

	Purchases	Sales

U.S. Government	$1,369,873	$762,734
Other	3,462,075	6,386,231

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	15, 431,303

Gross unrealized appreciation	3,708,945
Gross unrealized depreciation	(454,331)
Net unrealized depreciation	$3,254,614

Undistributed ordinary income
Undistributed long-term capital gain	—
Total distributable earnings	$—

Other accumulated losses	(6,675,544)
Total accumulated losses	$(3,420,930)

At December 31, 2006, the Fund had accumulated capital loss carryforwards of $4,905,340 expiring in 2009, $413,844 expiring in 2010, 244,113 expiring in 2011 and 1,112,247 expiring in 2012. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. For the year ended December 31, 2006, capital loss carryforwards of $1,929,531 were utilized by the Fund.

The tax character of distributions during the years ended December 31, 2006 and December 31, 2005 are as follows:

	Fiscal Year Ended December 31, 2006	Fiscal Year Ended December 31, 2005
Distributions paid from:
Ordinary Income	—	$97,175
Long-term capital gains	—	—

On July 13, 2006, the Financial Accounting Standards Board issued (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income taxes” (“FIN 48”). FIN provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Chaconia Fund tax return to determine whether the tax position are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and whether it has any impact on the Fund’s financial statement.

CHACONIA INCOME & GROWTH FUND, INC.
Notes to the Financial Statements (continued)
December 31, 2006

3.	INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with Earnest Partners, LLC (the “Adviser”). Under the agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund.

4.	SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to certain entities for personal service and/or maintenance of shareholder accounts. Service fees are calculated up to 0.25% of each shareholder account opened with the Fund as a result of a sale made by the particular entity of the Fund’s shares. The Fund incurred service fees of $46,706 under this agreement during the year ended December 31, 2006.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares of up to 0.50% of the average daily net assets of the Fund. In November 2002, the Fund entered into a distribution agreement with Chaconia Financial Services, Inc. (“CFS”), a registered broker-dealer and subsidiary of the Trinidad & Tobago Unit Trust Corporation (“UTC”), the Fund’s sponsor, for distribution of Fund shares in the United States of America. For the year ended December 31, 2006, CFS and UTC earned $93,411.

5.	TRANSACTIONS WITH AFFILIATES

The following company is affiliated, as defined in Section (2)(a)(3) of the Investment Company Act of 1940, with the Chaconia Income & Growth Fund.

Name of Issuer	Share Balance at January 1, 2006	Purchases	Sales	Share Balance at December 31, 2006

Trinidad & Tobago Unit Trust Corporation-First Unit Scheme*	477,123	—	240,000	237,123
Cost	$864,271	—	$434,741	$429,530

*
Dividends paid to the Fund during the year were $46,311. The Fund realized $190,933 in long-term capital gains as a result of the sale of the Trinidad & Tobago Unit Trust Corporation-First Unit Scheme.

6.	GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

CHACONIA INCOME & GROWTH FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Chaconia Income & Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Chaconia Income & Growth Fund (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 23, 2007

CHACONIA INCOME & GROWTH FUND, INC.
Directors and Officers

Name, Address and Age	Position(s) Held With Registrant	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in the Fund Complex Overseen by the Directors	Other Directorships Held by Director
Non-interested Persons
Dr. John A. Cole Age: 60 400 Chimney Hill Road Columbia, SC 29209	Independent Director	Indefinite, until successor elected Since 1994	Dean of the School of Professional Programs, 8-98 to Present, Benedict College.	1	None
Dr. Roosevelt J. Williams Age: 64 Cipriani College of Labour and Cooperative Studies Churchill Roosevelt Highway Valsayn, Trinidad and Tobago, West Indies	Chairman	Indefinite, until successor elected Since 1994	Director, Cipriani College of Labour and Cooperative Studies, 8-97 to Present.	1	None
Dr. Anthony T. Bryan Age: 68 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago	Independent Director	Indefinite, until successor elected Since 2002	Professor at University of Miami, 9-92 to 5-05; Professor Emeritus at University of Miami, 5-05 to present .	1	None
Nigel L. Scott Age: 66 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago	Independent Director	Indefinite, until successor elected Since 2003	Attorney, Scott, Yallery-Arthur, 1975 to present.	1	None

CHACONIA INCOME & GROWTH FUND, INC.
Directors and Officers

Name, Address and Age	Position(s) Held With Registrant	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in the Fund Complex Overseen by the Directors	Other Directorships Held by Director
Interested Persons
Michael Alexander* Age: 60 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago	Director and President	Indefinite, until successor elected Since 2003	Executive Director, Trinidad and Tobago Unit Trust Corporation, 6-04 to present; President, UTC Financial Services, Ltd., 6-03 to present; Executive Manager of Investments, Financial and Trust Accounting, Trinidad and Tobago Unit Trust Corporation, 1998 to 6-03.	1	Chaconia Fund Services, Inc., Chaconia Financial Services, Inc.
Gayle Daniel-Worrell* Age: 46 Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago	Director, Vice President and Secretary	Indefinite, until successor elected Since 2002	Vice President, Marketing & International Business, Trinidad and Tobago Unit Trust Corporation, 6-04 to Present; Marketing Manager, Trinidad and Tobago Unit Trust Corporation, 11-94 to 6-04.	1	Chaconia Financial Services, Inc. and Chaconia Fund Services, Inc.
Eutrice Carrington* Age: 55 Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago	Vice President and Treasurer	Indefinite, until successor elected Since 2003
Vice President, Asset Management Services, Trinidad and Tobago Unit Trust Corporation, 6-04 to present; Investment Manager, Trinidad and Tobago Unit Trust Corporation, 8-99 to
6-04; Investment Analyst,
4-96 to 8-99.
				N/A	N/A
Gale Grant* Age: 34 Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago	Chief Compliance Officer	Indefinite, until successor elected Since 2006
Knowledge Officer,02-05 International Business Development Officer,09-03 to 02-05, Trinidad and Tobago Unit Trust Corporation, Business Analyst, National Entrepreneurial Development Company 09-02 to 09-03,
Credit Analyst 04-98 to 09-02

				N/A	N/A

* This person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s sponsor, the Trinidad and Tobago Unit Trust Corporation, and/or the Fund’s distributor, Chaconia Financial Services, Inc.

CHACONIA INCOME & GROWTH FUND, INC.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

The actual voting recorded relating to portfolio securities during the twelve month period ended June 30, 2006 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:  The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be (i) reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

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CHACONIA INCOME & GROWTH FUND, INC.

DIRECTORS AND PRINCIPAL OFFICERS
Dr. John A. Cole, Director
Dr. Roosevelt J. Williams, Chairman
Dr. Anthony T. Bryan, Director
Nigel Scott, Director
Michael Alexander, President and Director
Gayle Daniel-Worrell, Director, Vice President, Secretary
Eutrice Carrington, Vice President and Treasurer
Gale Grant, Chief Compliance Officer

INVESTMENT ADVISER
Earnest Partners, LLC
75 Fourteenth Street, Suite 2300
Atlanta, Georgia 30309

DISTRIBUTOR
Chaconia Financial Services, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Center
82 Independence Square
Port of Spain, Trinidad

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

ANNUAL REPORT DECEMBER 31, 2006

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a) - (d) The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2006	FYE 12/31/2005
Audit Fees	$29,490	$27,100
Audit-Related Fees	$0	$0
Tax Fees	$4,300	$4,550
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) Not applicable.

(f) Not applicable. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) - (h) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2006	FYE 12/31/2005
Registrant	$4,300	$4,550
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Chaconia Income & Growth Fund, Inc.

By (Signature and Title)* /s/Michael Alexander
Michael Alexander, President

Date   March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/Michael Alexander
Michael Alexander, President

Date   March 9, 2007

By (Signature and Title)* /s/Eutrice Carrington
Eutrice Carrington, Treasurer

Date   March 9, 2007